UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

Table Trac, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32987	88-0336568
(State of Incorporation)	(Commission file number)	(IRS Employer Identification Number)

6101 Baker Road, Suite 206,
Minnetonka, Minnesota 55345
(Address of principal executive offices) (Zip Code)

(952) 548-8877
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 23, 2019, Table Trac, Inc. held its annual shareholder meeting. The items voted on at the meeting and the results of such voting are set forth below:

(1)	The shareholders elected three directors to serve as members of the registrant’s Board of Directors until the next annual meeting of shareholders. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chad Hoehne	1,796,845	190,413	1,684,774
William Martinez	1,974,258	13,000	1,684,774
Thomas J. Mertens	1,974,258	13,000	1,684,774

(2)	The shareholders approved the compensation of our executive officers as disclosed in this Proxy Statement (“say-on-pay”). There were 3,672,032 votes cast for the proposal, 13,000 votes cast against the proposal, and 13,775 votes abstained. There were 1,684,774 broker non-votes.

(3)	The shareholders approved a three year frequency of future advisory votes on executive compensation (“say-on-frequency”). There were 3,672,032 votes cast for the proposal, 1,779,085 votes cast for the three year frequency, and 14,175 votes abstained. There were no broker non-votes.

(4)	The shareholders ratified the appointment of Boulay P.L.L.P. as the registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019. There were 3,672,032 votes cast for the proposal, 86,791 votes cast against the proposal, and 63,328 votes abstained. There were no broker non-votes.

Item 7.01.	Regulation FD Disclosure.

On October 23, 2019, Table Trac, Inc. presented slides to stockholders attending the company’s annual meeting. A copy of the slides used in the presentation is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Annual Meeting Slideshow Presentation (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLE TRAC, INC.:
(Registrant)

By:	/s/ Randy Gilbert
Randy Gilbert, Chief Financial Officer

Dated: October 23, 2019

Exhibit Index

Exhibit No.	Description

99.1	Annual Meeting Slideshow Presentation

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